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Exhibit 99.1

        LETTER OF TRANSMITTAL

LEHMAN BROTHERS HOLDINGS E-CAPITAL TRUST I

OFFER TO EXCHANGE ITS FLOATING RATE ENHANCED CAPITAL
ADVANTAGED PREFERRED SECURITIES ("ECAPSSM")
WHICH HAVE BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933,
FOR ANY AND ALL OF ITS OUTSTANDING
FLOATING RATE ENHANCED CAPITAL ADVANTAGED PREFERRED SECURITIES
(LIQUIDATION AMOUNT $1,000 PER TRUST PREFERRED SECURITY)
PURSUANT TO THE PROSPECTUS DATED            , 2006

THE EXCHANGE OFFER WILL EXPIRE AT 5:00 P.M., NEW YORK CITY TIME,
ON            , 2006, UNLESS EXTENDED

The Exchange Agent is:
JPMORGAN CHASE BANK, N.A.

By Hand: JPMorgan Chase Bank, N.A. 4 New York Plaza, 1st Floor New York, NY 10004 Attention: Worldwide Securities Services Window	By First Class, Registered or Certified Mail: JPMorgan Chase Bank, N.A. P.O. Box 2320 Dallas, TX 75221-2320 Attention: Worldwide Securities Services
By Express Delivery only: JPMorgan Chase Bank, N.A. 2001 Bryan St., 10th Floor Dallas, TX 75201 Attention: Worldwide Securities Services	By Facsimile Transmission (for Eligible Institutions only): (214) 468-6494 Attention: Frank Ivins
For Information Call: (214) 468-6464	Confirm by Telephone: 1-800-275-2048

        Delivery of this instrument to an address other than as set forth above or transmission via a facsimile number other than the one listed above will not constitute a valid delivery. The instructions set forth in this Letter of Transmittal should be read carefully before this Letter of Transmittal is completed.

        The undersigned acknowledges that he or she has received the Prospectus, dated            , 2006 (the "Prospectus"), of Lehman Brothers Holdings E-Capital Trust I (the "Trust"), Lehman Brothers Holdings E-Capital LLC I (the "LLC") and Lehman Brothers Holdings Inc. (the "Corporation") and this Letter of Transmittal (the "Letter of Transmittal"), which together constitute the Trust's offer (the "Exchange Offer") to exchange its Floating Rate Enhanced Capital Advantaged Preferred Securities ("ECAPSSM") (the "New Trust Preferred Securities") for a like liquidation amount of its outstanding Floating Rate Enhanced Capital Advantaged Preferred Securities (the "Old Trust Preferred Securities" and, together with the New Trust Preferred Securities, the "Trust Preferred Securities"). As set forth in the Prospectus, the terms of the New Trust Preferred Securities are substantially identical to the terms of the Old Trust Preferred Securities, except that the New Trust Preferred Securities are registered under the Securities Act of 1933, as amended (the "Securities Act"), and, therefore, certain transfer restrictions currently applicable to the Old Trust Preferred Securities will not apply to the New Trust Preferred Securities and the registration rights and additional distributions provisions currently applicable to the Old Trust Preferred Securities will not apply to the New Trust Preferred Securities. Capitalized terms used herein but not defined herein have the meanings given to them in the Prospectus.

        The undersigned has completed, executed and delivered this Letter of Transmittal to indicate the action the undersigned desires to take with respect to the Exchange Offer. Holders who wish to tender their Old Trust Preferred Securities must complete this Letter of Transmittal in its entirety.

        Holders who wish to tender their Old Trust Preferred Securities and (i) whose certificate (or certificates) representing such Old Trust Preferred Securities is (or are) not immediately available, or (ii) who cannot deliver their Old Trust Preferred Securities, this Letter of Transmittal and all other required documents to the Exchange Agent on or prior to the Expiration Date or (iii) who cannot complete the procedures for delivery of their Old Trust Preferred Securities by book-entry transfer on or prior to the Expiration Date, must tender their Old Trust Preferred Securities according to the guaranteed delivery procedures set forth under the caption "The Exchange Offer—Procedures for Tendering Old Trust Preferred Securities—Guaranteed Delivery" in the Prospectus and in Instruction 1 below.

        The term "Holder" with respect to the Exchange Offer means any person in whose name Old Trust Preferred Securities are registered on the books of the Trust or any other person who has obtained a properly completed bond power from the registered holder.

        The term "Expiration Date" means 5:00 p.m., New York City time, on            , 2006, unless the Exchange Offer is extended as provided in the Prospectus, in which case the term "Expiration Date" shall mean the latest date and time to which the Exchange Offer is extended.

PLEASE READ THIS ENTIRE LETTER OF TRANSMITTAL CAREFULLY
BEFORE COMPLETING THIS LETTER OF TRANSMITTAL
DESCRIPTION OF OLD TRUST PREFERRED SECURITIES TENDERED

Name and Address of Registered Holder (Please Fill in if Blank)	Certificate Numbers*	Old Trust Preferred Securities Tendered (Attach Additional List if Necessary)	Liquidation Amount of Old Trust Preferred Securities Tendered (If Less Than All)**	Number of Beneficial Holders for Whom Old Trust Preferred Securities are Held

$

$

$

	Total Amount Tendered		$

*
Need not be completed by book-entry holders.

**
Old Trust Preferred Securities may be tendered in whole or in part in liquidation amount of at least $100,000. If any Old Trust Preferred Securities are tendered for exchange in part, the untendered liquidation amount thereof must be $100,000 and integral multiples of $1,000 in excess thereof. All Old Trust Preferred Securities held shall be deemed tendered unless a lesser number is specified in this column.

☐
CHECK HERE IF TENDERED OLD TRUST PREFERRED SECURITIES ARE BEING DELIVERED BY BOOK-ENTRY TRANSFER MADE TO THE ACCOUNT MAINTAINED BY THE EXCHANGE AGENT WITH DTC AND COMPLETE THE FOLLOWING (ONLY PARTICIPANTS IN DTC MAY DELIVER CAPITAL SECURITIES BY BOOK-ENTRY TRANSFER) (SEE INSTRUCTION I):

Name of Tendering Institution
DTC Account Number
Transaction Code Number
☐
CHECK HERE AND ENCLOSE A PHOTOCOPY OF THE NOTICE OF GUARANTEED DELIVERY IF TENDERED OLD TRUST PREFERRED SECURITIES ARE BEING DELIVERED PURSUANT TO A NOTICE OF GUARANTEED DELIVERY PREVIOUSLY SENT TO THE EXCHANGE AGENT AND COMPLETE THE FOLLOWING (SEE INSTRUCTION I):
Name of Registered Holder
Window Ticket Number (if any)
Date of Execution of Notice of Guaranteed Delivery
Name of Institution which Guaranteed Delivery

        If Guaranteed Delivery is to be made By Book-Entry Transfer:

Name of Tendering Institution
DTC Account Number
Transaction Code Number
☐
CHECK HERE IF OLD TRUST PREFERRED SECURITIES TENDERED BY BOOK-ENTRY TRANSFER BUT NOT EXCHANGED ARE TO BE RETURNED BY CREDITING THE DTC ACCOUNT NUMBER SET FORTH ABOVE.

☐
CHECK HERE IF YOU ARE A BROKER-DEALER WHO ACQUIRED THE OLD TRUST PREFERRED SECURITIES FOR ITS OWN ACCOUNT AS A RESULT OF MARKET MAKING OR OTHER TRADING ACTIVITIES (A "PARTICIPATING BROKER-DEALER") AND WISH TO RECEIVE 10 ADDITIONAL COPIES OF THE PROSPECTUS AND 10 COPIES OF ANY AMENDMENTS OR SUPPLEMENTS THERETO.
Name:
Address:
Area Code and Telephone Number	Contact Person:

Ladies and Gentlemen:

        The undersigned hereby tenders to the Trust the above-described aggregate liquidation amount of the Old Trust Preferred Securities in exchange for a like aggregate liquidation amount of the New Trust Preferred Securities.

        Subject to and effective upon the acceptance for exchange of all or any portion of the Old Trust Preferred Securities tendered herewith in accordance with the terms and conditions of the Exchange Offer (including, if the Exchange Offer is extended or amended, the terms and conditions of any such extension or amendment), the undersigned hereby sells, assigns and transfers to or upon the order of the Trust all right, title and interest in and to such Old Trust Preferred Securities as are being tendered herewith. The undersigned hereby irrevocably constitutes and appoints the Exchange Agent as its agent and attorney-in-fact (with full knowledge that the Exchange Agent is also acting as agent of the Corporation, the LLC and the Trust in connection with the Exchange Offer) with respect to the tendered Old Trust Preferred Securities, with full power of substitution (such power of attorney being deemed to be an irrevocable power coupled with an interest), subject only to the right of withdrawal described in the Prospectus, to (i) deliver certificates for Old Trust Preferred Securities to the Trust together with all accompanying evidences of transfer and authenticity to, or upon the order of, the Trust, upon receipt by the Exchange Agent, as the undersigned's agent, of the New Trust Preferred Securities to be issued in exchange for such Old Trust Preferred Securities, (ii) present certificates for such Old Trust Preferred Securities for transfer, and to transfer the Old Trust Preferred Securities on the books of the Trust, and (iii) receive for the account of the Trust all benefits and otherwise exercise all rights of beneficial ownership of such Old Trust Preferred Securities, all in accordance with the terms and conditions of the Exchange Offer.

        THE UNDERSIGNED HEREBY REPRESENTS AND WARRANTS THAT THE UNDERSIGNED HAS FULL POWER AND AUTHORITY TO TENDER, EXCHANGE, SELL, ASSIGN AND TRANSFER THE OLD TRUST PREFERRED SECURITIES TENDERED HEREBY AND THAT, WHEN THE SAME ARE ACCEPTED FOR EXCHANGE, THE TRUST WILL ACQUIRE GOOD, MARKETABLE AND UNENCUMBERED TITLE THERETO, FREE AND CLEAR OF ALL LIENS, RESTRICTIONS, CHARGES AND ENCUMBRANCES, AND THAT THE OLD TRUST PREFERRED SECURITIES TENDERED HEREBY ARE NOT SUBJECT TO ANY ADVERSE CLAIMS OR PROXIES. THE UNDERSIGNED WILL, UPON REQUEST, EXECUTE AND DELIVER ANY ADDITIONAL DOCUMENTS DEEMED BY THE CORPORATION OR THE EXCHANGE AGENT TO BE NECESSARY OR DESIRABLE TO COMPLETE THE EXCHANGE, SALE, ASSIGNMENT AND TRANSFER OF THE OLD TRUST PREFERRED SECURITIES TENDERED HEREBY, AND THE UNDERSIGNED WILL COMPLY WITH ITS OBLIGATIONS UNDER THE REGISTRATION RIGHTS AGREEMENT. THE UNDERSIGNED HAS READ AND AGREES TO ALL OF THE TERMS OF THE EXCHANGE OFFER.

        The name and address of the registered holder of the Old Trust Preferred Securities tendered hereby should be printed above, if they are not already set forth above, as they appear on the certificates representing such Old Trust Preferred Securities. The certificate numbers and the Old Trust Preferred Securities that the undersigned wishes to tender should be indicated in the appropriate boxes above.

        If any tendered Old Trust Preferred Securities are not accepted for exchange because of an invalid tender, the occurrence of certain other events set forth in the Prospectus under the caption "The Exchange Offer—Conditions to the Exchange Offer" or otherwise, or if certificates are delivered for more Old Trust Preferred Securities than are tendered, certificates for such unaccepted or non-tendered Old Trust Preferred Securities will be returned (or, in the case of Old Trust Preferred Securities tendered or delivered by book-entry transfer, such Old Trust Preferred Securities will be credited to an account maintained at DTC), without expense, to the tendering holder promptly following the expiration or termination of the Exchange Offer.

        The undersigned understands that tenders of Old Trust Preferred Securities pursuant to any one of the procedures described under "The Exchange Offer—Procedures for Tendering Old Trust Preferred Securities" in the Prospectus and in the instructions herein will, upon the Trust's acceptance for exchange of such tendered Old Trust Preferred Securities, constitute a binding agreement between the undersigned and the Trust upon the terms and subject to the conditions of the Exchange Offer. The undersigned recognizes that, under certain circumstances set forth in the Prospectus, the Corporation and the Trust may not be required to accept for exchange any of the Old Trust Preferred Securities tendered hereby.

        Unless otherwise indicated herein in the box entitled "Special Issuance Instructions" below, the undersigned hereby directs that the New Trust Preferred Securities be issued in the name of the undersigned or, in the case of a book-entry transfer of Old Trust Preferred Securities, that such New Trust Preferred Securities be credited to the account indicated above maintained at DTC. If applicable, substitute certificates representing Old Trust Preferred Securities not exchanged or not accepted for exchange will be issued to the undersigned or, in the case of a book-entry transfer of Old Trust Preferred Securities, will be credited to the account indicated above maintained at DTC. Similarly, unless otherwise indicated under "Special Delivery Instructions" below, please deliver New Trust Preferred Securities to the undersigned at the address shown below the undersigned's signature.

        BY TENDERING OLD TRUST PREFERRED SECURITIES AND EXECUTING THIS LETTER OF TRANSMITTAL, THE UNDERSIGNED HEREBY REPRESENTS AND WARRANTS THAT (I) ANY NEW TRUST PREFERRED SECURITIES TO BE RECEIVED BY THE UNDERSIGNED ARE BEING ACQUIRED IN THE ORDINARY COURSE OF ITS BUSINESS, (II) THE UNDERSIGNED HAS NO ARRANGEMENT OR UNDERSTANDING WITH ANY PERSON TO PARTICIPATE IN A DISTRIBUTION (WITHIN THE MEANING OF THE SECURITIES ACT) OF NEW TRUST PREFERRED SECURITIES TO BE RECEIVED IN THE EXCHANGE OFFER, (III) THE UNDERSIGNED IS NOT ENGAGED IN, AND DOES NOT INTEND TO ENGAGE IN, A DISTRIBUTION (WITHIN THE MEANING OF THE SECURITIES ACT) OF SUCH NEW TRUST PREFERRED SECURITIES, (IV) THE UNDERSIGNED IS NOT AN "AFFILIATE" OF THE CORPORATION, THE LLC OR THE TRUST WITHIN THE MEANING OF RULE 405 UNDER THE SECURITIES ACT AND (V) THE UNDERSIGNED IS NOT A BROKER-DEALER THAT PURCHASED OLD TRUST PREFERRED SECURITIES FROM THE TRUST TO RESELL PURSUANT TO RULE144A OR ANY OTHER AVAILABLE EXEMPTION FROM THE SECURITIES ACT. BY TENDERING OLD TRUST PREFERRED SECURITIES PURSUANT TO THE EXCHANGE OFFER AND EXECUTING THIS LETTER OF TRANSMITTAL, A HOLDER OF OLD TRUST PREFERRED SECURITIES WHICH IS A BROKER-DEALER REPRESENTS AND WARRANTS, CONSISTENT WITH CERTAIN INTERPRETIVE LETTERS ISSUED BY THE STAFF OF THE SECURITIES AND EXCHANGE COMMISSION TO THIRD PARTIES, THAT (A) SUCH OLD TRUST PREFERRED SECURITIES HELD BY THE BROKER-DEALER ARE HELD ONLY AS A NOMINEE, OR (B) SUCH OLD TRUST PREFERRED SECURITIES WERE ACQUIRED BY SUCH BROKER-DEALER FOR ITS OWN ACCOUNT AS A RESULT OF MARKET-MAKING ACTIVITIES OR OTHER TRADING ACTIVITIES AND IT WILL DELIVER A PROSPECTUS (AS AMENDED OR SUPPLEMENTED FROM TIME TO TIME) MEETING THE REQUIREMENTS OF THE SECURITIES ACT IN CONNECTION WITH ANY RESALE OF SUCH NEW TRUST PREFERRED SECURITIES (PROVIDED THAT, BY SO ACKNOWLEDGING AND BY DELIVERING A PROSPECTUS, SUCH BROKER-DEALER WILL NOT BE DEEMED TO ADMIT THAT IT IS AN "UNDERWRITER" WITHIN THE MEANING OF THE SECURITIES ACT).

        The Corporation, the LLC and the Trust have agreed that, subject to certain provisions set forth in the Registration Rights Agreement, the Prospectus, as it may be amended or supplemented from time to time, may be used by a participating broker-dealer in connection with resales of New Trust Preferred Securities received in exchange for Old Trust Preferred Securities, where such Old Trust Preferred Securities were acquired by such participating broker-dealer for its own account as a result of market-making activities or other trading activities, for a period ending one year after the Expiration Date (subject to extension under certain limited circumstances described in the Prospectus) or, if earlier, when all such New Trust Preferred Securities have been disposed of by such participating broker-dealer. In that regard, each participating broker-dealer who surrenders Old Trust Preferred Securities pursuant to the Exchange Offer, by executing this Letter of Transmittal, agrees that, upon receipt of notice from the Corporation of the occurrence of any event or the discovery of any fact that makes any statement contained or incorporated by reference in the Prospectus untrue in any material respect or that causes the Prospectus to omit to state a material fact necessary in order to make the statements contained or incorporated by reference therein, in the light of the circumstances under which they were made, not misleading or of the occurrence of certain other events specified in the Registration Rights Agreement, such participating broker-dealer will suspend the sale of New Trust Preferred Securities pursuant to the Prospectus until the Corporation has amended or supplemented the Prospectus to correct such misstatement or omission and has furnished copies of the amended or supplemented Prospectus to the participating broker-dealer or the Corporation has given notice that the sale of the New Trust Preferred Securities may be resumed, as the case may be. If the Corporation gives such notice to suspend the sale of the New Trust Preferred Securities, it shall extend the one year period referred to above during which participating broker-dealers are entitled to use the Prospectus in connection with the resale of New Trust Preferred Securities by the number of days during the period from and including the date of the giving of such notice to and including the date when participating broker-dealers shall have received copies of the supplemented or amended Prospectus necessary to permit resales of the New Trust Preferred Securities or to and including the date on which the Corporation has given notice that the sale of New Trust Preferred Securities may be resumed, as the case may be.

        Holders of Old Trust Preferred Securities whose Old Trust Preferred Securities are accepted for exchange will not receive accumulated distributions on such Old Trust Preferred Securities for any period from and after the last distribution date to which distributions have been paid or duly provided for on such Old Trust Preferred Securities prior to the original issue date of the New Trust Preferred Securities. In addition, the undersigned waives the right to receive any distributions on such Old Trust Preferred Securities accumulated from and after such distribution date. The holders of New Trust Preferred Securities will receive accumulated distributions from the most recent distribution date through which distributions have been paid or duly provided for on the Old Trust Preferred Securities for which they were exchanged. Accordingly, holders of New Trust Preferred Securities on the relevant record date for the first distribution date following the completion of the Exchange Offer will receive distributions accruing from the most recent date through which distributions have been paid or duly provided for.

        All authority herein conferred or agreed to be conferred in this Letter of Transmittal shall survive the death or incapacity of the undersigned and any obligation of the undersigned hereunder shall be binding upon the heirs, executors, administrators, personal representatives, trustees in bankruptcy, legal representatives, successors and assigns of the undersigned. Except as stated in the Prospectus and herein, this tender is irrevocable.

HOLDERS SIGN HERE
(SEE INSTRUCTIONS 2 AND 6)
(PLEASE COMPLETE SUBSTITUTE FORM W-9 ON PAGE 10)
(NOTE: SIGNATURES MUST BE GUARANTEED IF REQUIRED BY INSTRUCTION 2)

        Must be signed by registered holder exactly as name appears on certificates for the Old Trust Preferred Securities hereby tendered or on a security position listing, or by any person authorized to become the registered holder by endorsements and documents transmitted herewith (including such opinions of counsel, certifications and other information as may be required by the Corporation or the Exchange Agent for the Old Trust Preferred Securities to comply with the restrictions on transfer applicable to the Old Trust Preferred Securities). If signature is by an attorney-in-fact, executor, administrator, trustee, guardian, officer of a corporation or acting in a fiduciary capacity or representative capacity, please set forth the signer's full title. See Instruction 5.

(SIGNATURE OF HOLDER)

Date:	, 2006
Name	(PLEASE PRINT)
Capacity (full title)
Address

(INCLUDE ZIP CODE)
Area Code and Telephone Number
Tax Identification or Social Security Number

GUARANTEE OF SIGNATURE
(SEE INSTRUCTIONS 2 AND 6)

(AUTHORIZED SIGNATURE)

Date:	, 2006

Name of Firm
Capacity (full title)	(PLEASE PRINT)
Address

(INCLUDE ZIP CODE)
Area Code and Telephone Number

  SPECIAL ISSUANCE INSTRUCTIONS
  (SEE INSTRUCTIONS 2, 6 AND 7)

          To be completed ONLY if the New Trust Preferred Securities or any Old Trust Preferred Securities that are not tendered are to be issued in the name of someone other than the registered holder of the Old Trust Preferred Securities whose name appears above.

  Issue ☐ New Trust Preferred Securities and/or
  ☐ Old Trust Preferred Securities not tendered
  to:

Name
Address

  (INCLUDE ZIP CODE)

  Area Code and Telephone Number

  Tax Identification or Social Security Number

  SPECIAL DELIVERY INSTRUCTIONS
  (SEE INSTRUCTIONS 2, 6 AND 7)

          To be completed ONLY if the New Trust Preferred Securities or any Old Trust Preferred Securities that are not tendered are to be sent to someone other than the registered holder of the Old Trust Preferred Securities whose name appears above, or such registered holder at an address other than that shown above.

  Mail ☐ New Trust Preferred Securities
  ☐ Old Trust Preferred Securities not tendered
  to:

Name
Address

  (INCLUDE ZIP CODE)

  Area Code and Telephone Number

  Tax Identification or Social Security Number

INSTRUCTIONS

FORMING PART OF THE TERMS AND CONDITIONS OF THE EXCHANGE OFFER

        1.     Delivery of Letter of Transmittal and Certificates; Guaranteed Delivery Procedures.    This Letter of Transmittal is to be completed either if (a) certificates are to be forwarded herewith or (b) tenders are to be made pursuant to the procedures for tender by book-entry transfer set forth under "The Exchange Offer—Procedures for Tendering Old Trust Preferred Securities" in the Prospectus and an Agent's Message (as defined below) is not delivered. Certificates, or timely book-entry confirmation of a book-entry transfer of such Old Trust Preferred Securities into the Exchange Agent's account at DTC, as well as this Letter of Transmittal (or facsimile thereof), properly completed and duly executed, with any required signature guarantees, and any other documents required by this Letter of Transmittal, must be received by the Exchange Agent at its address set forth herein on or prior to the Expiration Date. Tenders by book-entry transfer may also be made by delivering an Agent's Message in lieu of this Letter of Transmittal. The term "book-entry confirmation" means a timely confirmation of book-entry transfer of Old Trust Preferred Securities into the Exchange Agent's account at DTC. The term "Agent's Message" means a message, transmitted by DTC to and received by the Exchange Agent and forming a part of a book-entry confirmation, which states that DTC has received an express acknowledgment from the tendering participant, which acknowledgment states the aggregate principal amount of Old Trust Preferred Securities that have been tendered by the participant, that such participant has received and agrees to be bound by the terms of the Letter of Transmittal (including the representations contained herein) and that the Corporation may enforce the Letter of Transmittal against such participant.

        Holders of Old Trust Preferred Securities may tender their securities in whole or in part in liquidation amount of at least $100,000. If any Old Trust Preferred Securities are tendered for exchange in part, the untendered liquidation amount thereof must be $100,000 and any integral multiple of $1,000 in excess thereof.

        Holders who wish to tender their Old Trust Preferred Securities and (i) whose certificate (or certificates) representing such Old Trust Preferred Securities is (or are) not immediately available, or (ii) who cannot deliver their Old Trust Preferred Securities, this Letter of Transmittal and all other required documents to the Exchange Agent on or prior to the Expiration Date or (iii) who cannot complete the procedures for delivery of their Old Trust Preferred Securities by book-entry transfer on or prior to the Expiration Date, may nevertheless tender their Old Trust Preferred Securities by properly completing and duly executing a Notice of Guaranteed Delivery pursuant to the guaranteed delivery procedures set forth in "The Exchange Offer—Procedures for Tendering Old Trust Preferred Securities—Guaranteed Delivery" in the Prospectus. Pursuant to such procedures: (A) such tender must be made by or through a Qualified Institution (as defined below); (B) a properly completed and duly executed Notice of Guaranteed Delivery, substantially in the form made available by the Corporation and the Trust, must be received by the Exchange Agent on or prior to the Expiration Date; and (C) the certificates (or a book-entry confirmation) representing all tendered Old Trust Preferred Securities, in proper form for transfer, together with a Letter of Transmittal (or facsimile thereof), or an Agent's Message, properly completed and duly executed, with any required signature guarantees and any other documents required by this Letter of Transmittal, must be received by the Exchange Agent within three New York Stock Exchange, Inc. trading days after the date of execution of such Notice of Guaranteed Delivery, all as provided in "The Exchange Offer—Procedures for Tendering Old Trust Preferred Securities—Guaranteed Delivery" in the Prospectus.

        The Notice of Guaranteed Delivery may be delivered by hand or transmitted by facsimile or mail to the Exchange Agent, and must include a guarantee by a Qualified Institution in the form set forth in such notice. For Old Trust Preferred Securities to be properly tendered pursuant to the guaranteed delivery procedure, the Exchange Agent must receive a Notice of Guaranteed Delivery on or prior to the Expiration Date. As used herein and in the Prospectus, "Qualified Institution" means a firm or other entity identified in Rule 17Ad-15 under the Exchange Act as an "eligible guarantor institution," including (as such terms are defined therein) (i) a bank; (ii) a broker, dealer, municipal securities broker or dealer or government securities broker or dealer; (iii) a credit union; (iv) a national securities exchange, registered securities association or clearing agency; or (v) a savings association.

        THE METHOD OF DELIVERY OF CERTIFICATES, THIS LETTER OF TRANSMITTAL AND ALL OTHER REQUIRED DOCUMENTS IS AT THE ELECTION AND SOLE RISK OF THE TENDERING HOLDER AND THE DELIVERY WILL BE DEEMED MADE ONLY WHEN ACTUALLY RECEIVED BY THE EXCHANGE AGENT. IF DELIVERY IS BY MAIL, REGISTERED MAIL WITH RETURN RECEIPT REQUESTED, PROPERLY INSURED, IS RECOMMENDED. INSTEAD OF DELIVERY BY MAIL, HOLDERS MAY WISH TO CONSIDER USING AN OVERNIGHT OR HAND DELIVERY SERVICE. IN ALL CASES, SUFFICIENT TIME SHOULD BE ALLOWED TO ENSURE DELIVERY ON OR PRIOR TO THE EXPIRATION DATE.

        Neither of the Corporation, the Trust or the LLC will accept any alternative, conditional or contingent tenders. Each tendering holder, by execution of a Letter of Transmittal (or facsimile thereof), waives any right to receive any notice of the acceptance of such tender.

        2.     Guarantee of Signatures.    No signature guarantee on this Letter of Transmittal is required if:

          (a)   this Letter of Transmittal is signed by the registered holder (which term, for purposes of this document, shall include any participant in DTC whose name appears on a security position listing as the owner of the Old Trust Preferred Securities) of Old Trust Preferred Securities tendered herewith, unless such holder has completed either the box entitled "Special Issuance Instructions" or the box entitled "Special Delivery Instructions" above; or

          (b)   such Old Trust Preferred Securities are tendered for the account of a firm that is a Qualified Institution.

        In all other cases, a Qualified Institution must guarantee the signature on this Letter of Transmittal. See Instruction 6.

        3.     Inadequate Space.    If the space provided in the box captioned "Description of Old Trust Preferred Securities" is inadequate, the Certificate numbers and/or the liquidation amount of Old Trust Preferred Securities and any other required information should be listed on a separate signed schedule which is attached to this Letter of Transmittal.

        4.     Partial Tenders.    Tenders of Old Trust Preferred Securities will be accepted only in the liquidation amount of at least $100,000. If any Old Trust Preferred Securities are tendered for exchange in part, the untendered liquidation amount thereof must be $100,000 and integral multiples of $1,000 in excess thereof. If less than all the Old Trust Preferred Securities evidenced by any certificate submitted are to be tendered, fill in the liquidation amount of Old Trust Preferred Securities which are to be tendered in the box entitled "Liquidation Amount of Old Trust Preferred Securities Tendered (if less than all)." In such case, a new certificate for the remainder of the Old Trust Preferred Securities that were evidenced by the old certificate will be sent to the holder of the Old Trust Preferred Securities, promptly after the Expiration Date. All Old Trust Preferred Securities represented by certificates delivered to the Exchange Agent will be deemed to have been tendered unless otherwise indicated.

        5.     Withdrawal Rights.    Except as otherwise provided herein, tenders of Old Trust Preferred Securities may be withdrawn at any time on or prior to the Expiration Date. In order for a withdrawal to be effective, a written, telegraphic, telex or facsimile transmission of such notice of withdrawal must be timely received by the Exchange Agent at one of its addresses set forth above or in the Prospectus on or prior to the Expiration Date. Any such notice of withdrawal must specify the name of the person who tendered the Old Trust Preferred Securities to be withdrawn, the aggregate liquidation amount of Old Trust Preferred Securities to be withdrawn, and (if certificates for Old Trust Preferred Securities have been tendered) the name of the registered holder of the Old Trust Preferred Securities as set forth on the certificates for the Old Trust Preferred Securities, if different from that of the person who tendered such Old Trust Preferred Securities. If certificates for the Old Trust Preferred Securities have been delivered or otherwise identified to the Exchange Agent, then prior to the physical release of such certificates for the Old Trust Preferred Securities, the tendering holder must submit the serial numbers shown on the particular certificates for the Old Trust Preferred Securities to be withdrawn and the signature on the notice of withdrawal must be guaranteed by a Qualified Institution, except in the case of Old Trust Preferred Securities tendered for the account of a Qualified Institution. If Old Trust Preferred Securities have been tendered pursuant to the procedures for book-entry transfer set forth in the Prospectus under "The Exchange Offer—Procedures for Tendering Old Trust Preferred Securities," the notice of withdrawal must specify the name and number of the account at DTC to be credited with the withdrawal of Old Trust Preferred Securities, in which case a notice of withdrawal will be effective if delivered to the Exchange Agent by written, telegraphic, telex or facsimile transmission on or prior to the Expiration Date. Withdrawals of tenders of Old Trust Preferred Securities may not be rescinded. Old Trust Preferred Securities properly withdrawn will not be deemed validly tendered for purposes of the Exchange Offer, but may be retendered at any subsequent time on or prior to the Expiration Date by following any of the procedures described in the Prospectus under "The Exchange Offer—Procedures for Tendering Old Trust Preferred Securities."

        All questions as to the validity, form and eligibility (including time of receipt) of withdrawal notices will be determined by the Corporation, in its sole discretion, which determination shall be final and binding on all parties. The Corporation and the Trust, any affiliates or assigns of the Corporation and the Trust, the Exchange Agent or any other person shall not be under any duty to give any notification of any irregularities in any notice of withdrawal or incur any liability for failure to give any such notification. Any Old Trust Preferred Securities that have been tendered but that are withdrawn on or prior to the Expiration Date will be returned to the holder thereof without cost to such holder promptly after withdrawal.

        6.     Signatures on Letter of Transmittal, Assignments and Endorsements.    If this Letter of Transmittal is signed by the registered holder of the Old Trust Preferred Securities tendered hereby, the signature must correspond exactly with the name as written on the face of the certificates without alteration, enlargement or any change whatsoever.

        If any of the Old Trust Preferred Securities tendered hereby are owned of record by two or more joint owners, all such owners must sign this Letter of Transmittal.

        If any tendered Old Trust Preferred Securities are registered in different names on several certificates, it will be necessary to complete, sign and submit as many separate Letters of Transmittal (or facsimiles thereof) as there are different registrations of certificates.

        If this Letter of Transmittal or any certificates or bond powers are signed by trustees, executors, administrators, guardians, attorneys-in-fact, officers of corporations or other persons acting in fiduciary or representative capacity, such persons should so indicate when signing and must submit proper evidence satisfactory to the Corporation, in its sole discretion, of such persons' authority to so act.

        When this Letter of Transmittal is signed by the registered owner of the Old Trust Preferred Securities listed and transmitted hereby, no endorsement of certificates or separate bond powers are required unless New Trust Preferred Securities are to be issued in the name of a person other than the registered holder. Signatures on such certificates or bond powers must be guaranteed by a Qualified Institution (unless signed by a Qualified Institution).

        If this Letter of Transmittal is signed by a person other than the registered owner of the Old Trust Preferred Securities listed, the certificates must be endorsed or accompanied by appropriate bond powers, signed exactly as the name of the registered owner appears on the certificates, and also must be accompanied by such opinions of counsel, certifications and other information as the Corporation, or the Exchange Agent may require in accordance with the restrictions on transfer applicable to the Old Trust Preferred Securities. Signatures on such certificates or bond powers must be guaranteed by a Qualified Institution (unless signed by a Qualified Institution).

        7.     Special Issuance and Delivery Instructions.    If New Trust Preferred Securities are to be issued in the name of a person other than the signer of this Letter of Transmittal or if New Trust Preferred Securities are to be sent to someone other than the signer of this Letter of Transmittal or to an address other than that shown above, the appropriate boxes on this Letter of Transmittal should be completed. Certificates for Old Trust Preferred Securities not exchanged will be returned by mail or, if tendered by book-entry transfer, by crediting the account indicated above maintained at DTC unless the appropriate boxes on this Letter of Transmittal are completed. See Instruction 4.

        8.     Lost, Destroyed or Stolen Certificates.    If any certificates representing Old Trust Preferred Securities have been lost, destroyed or stolen, the holder should promptly notify the Exchange Agent. The holder will then be instructed as to the steps that must be taken in order to replace the certificates. This Letter of Transmittal and related documents cannot be processed until the procedures for replacing lost, destroyed or stolen certificates have been followed.

        9.     Substitute Form W-9.    Each tendering holder is required to provide the Exchange Agent with a correct taxpayer identification number ("TIN") on Substitute Form W-9, which is provided under "Important Tax Information" below, or, alternatively, to establish another basis for exemption from backup withholding. A holder must cross out item (2) in the Certification box on Substitute Form W-9 if such holder is subject to backup withholding. In addition to potential penalties, failure to provide the information on the form may subject the tendering holder to 28% federal income tax backup withholding on the payments made to the holder or other payee with respect to Old Trust Preferred Securities accepted for exchange pursuant to the Exchange Offer. A holder should write "applied for" in the box in Part I of the form if the tendering holder has not yet been issued a TIN but has applied for a TIN or intends to apply for a TIN in the near future. Any such holder should also complete the "Certificate of Awaiting Taxpayer Identification" below in order to avoid backup withholding. If "applied for" is written in the box in Part I, the Exchange Agent will withhold 28% on all such payments until a TIN is provided to the Exchange Agent.

        10.   Security Transfer Taxes.    Holders who tender their Old Trust Preferred Securities for exchange will not be obligated to pay any transfer taxes in connection therewith. If, however, New Trust Preferred Securities are to be delivered to, or are to be issued in the name of, any person other than the registered holder of the Old Trust Preferred Securities tendered, or if a transfer tax is imposed for any reason other than the exchange of Old Trust Preferred Securities in connection with the Exchange Offer, then the amount of any such transfer tax (whether imposed on the registered holder or any other persons) will be payable by the tendering holder. If satisfactory evidence of payment of such taxes or exemption therefrom is not submitted with the Letter of Transmittal, the amount of such transfer taxes will be billed directly to such tendering holder.

        11.   Irregularities.    The Corporation will determine, in its sole discretion, all questions as to the form of documents, validity, eligibility (including time of receipt) and acceptance for exchange of any tender of Old Trust Preferred Securities, which determination shall be final and binding on all parties. The Corporation reserves the absolute right, in its sole discretion, to reject any and all tenders determined by it not to be in proper form or the acceptance of which, or exchange for, may, in the view of counsel to the Corporation, be unlawful. The Corporation also reserves the absolute right, subject to applicable law, to waive any of the conditions of the Exchange Offer set forth in the

Prospectus under "The Exchange Offer—Conditions to the Exchange Offer" or any conditions or irregularity in any tender of Old Trust Preferred Securities of any particular holder whether or not similar conditions or irregularities are waived in the case of other holders. The Corporation's interpretation of the terms and conditions of the Exchange Offer (including this Letter of Transmittal and the instructions hereto) will be final and binding. No tender of Old Trust Preferred Securities will be deemed to have been validly made until all irregularities with respect to such tender have been cured or waived. The Corporation, the Trust, any affiliates or assigns of the Corporation, the Trust, the Exchange Agent, or any other person shall not be under any duty to give notification of any irregularities in tenders or incur any liability for failure to give such notification.

        12.   Questions, Requests for Assistance and Additional Copies.    Questions and requests for assistance may be directed to the Exchange Agent at its address and telephone number set forth on the front of this Letter of Transmittal. Additional copies of the Prospectus, the Letter of Transmittal and the Notice of Guaranteed Delivery may be obtained from the Exchange Agent or from your broker, dealer, commercial bank, trust company or other nominee or custodian.

        IMPORTANT: THIS LETTER OF TRANSMITTAL (OR FACSIMILE THEREOF) AND ALL OTHER REQUIRED DOCUMENTS MUST BE RECEIVED BY THE EXCHANGE AGENT ON OR PRIOR TO THE EXPIRATION DATE.

IMPORTANT TAX INFORMATION

        Under U.S. federal income tax law, a holder whose Old Trust Preferred Securities are exchanged is required by law to provide the Exchange Agent with such holder's correct TIN on Substitute Form W-9 below or otherwise establish a basis for exemption from backup withholding. If the Exchange Agent is not provided with the correct TIN or an adequate basis for exemption, the Internal Revenue Service ("IRS") may subject the holder or other payee to a $50 penalty. In addition, payments that are made to such holder or other payee with respect to Old Trust Preferred Securities accepted for exchange pursuant to the Exchange Offer may be subject to backup withholding.

        Certain holders (including, among others, all corporations and certain foreign individuals) are not subject to these backup withholding and reporting requirements. Exempt holders should indicate their exempt status on the Substitute Form W-9. For a foreign individual to qualify as an exempt recipient, he or she must submit an applicable IRS Form W-8 (generally an IRS Form W-8BEN), signed under penalties of perjury, attesting to that individual's exempt status. A Form W-8 can be obtained from the Exchange Agent. See the "Guidelines for Certification of Taxpayer Identification Number on Substitute Form W-9" following the form for more instructions. Holders are urged to consult their own tax advisors to determine whether they are exempt from these backup withholding and reporting requirements.

        If backup withholding applies, the Exchange Agent is required to withhold 28% of any such payments made to the holder or other payee. Backup withholding is not an additional tax. Rather, the tax liability of persons subject to backup withholding will be reduced by the amount of tax withheld. If withholding results in an overpayment of taxes and the required information is furnished, the holder may obtain a refund from the IRS.

Purpose of Substitute Form W-9

        To prevent backup withholding on payment made to a holder or other payee with respect to Old Trust Preferred Securities accepted for exchange pursuant to the Exchange Offer, the holder is required to notify the Exchange Agent of (a) the holder's correct TIN by completing the form below, certifying (i) that the TIN provided on Substitute Form W-9 is correct (or that such holder is awaiting a TIN), (ii) that such holder is not subject to backup withholding because (A) such holder is exempt from backup withholding, (B) the IRS has not notified the holder that the holder is subject to backup withholding as a result of failure to report all interest or dividends, or (C) the IRS has notified the holder that the holder is no longer subject to backup withholding and (iii) that such holder is a U.S. person (including a U.S. resident alien); or (b) if applicable, an adequate basis for exemption.

What Number to Provide to the Exchange Agent

        The holder is required to give the Exchange Agent the TIN (either a social security number or employer identification number) of the record owner of the Old Trust Preferred Securities. If the Old Trust Preferred Securities are in more than one name or are not in the name of the actual owner, consult the enclosed "Guidelines for Certification of Taxpayer Identification Number on Substitute Form W-9" for additional guidance on which number to report.

PAYER'S NAME: JPMORGAN CHASE BANK, N.A.

PAYEE'S NAME:
PAYEE'S ADDRESS:

SUBSTITUTE FORM W-9 Department of the Treasury Internal Revenue Service Payer's Request for Taxpayer Identification Number (TIN) and Certification
Part I: Taxpayer Identification Number (TIN)
Social Security Number
OR
Employer identification number
(If awaiting TIN write "Applied For"
and complete Part III and the Certificate of
	Awaiting Taxpayer Identification Number)	Part II: For Payees Exempt from Backup Withholding For Payees Exempt from Backup withholding, see the Guidelines below and complete as instructed therein.

Part III:—Certification—
Under penalties of perjury, I certify that:
(1) The number shown on this form is my correct Taxpayer Identification Number (or I am waiting for a number to be issued to me), and
(2) I am not subject to backup withholding because: (a) I am exempt from backup withholding, or (b) I have not been notified by the Internal Revenue Service (IRS) that I am subject to backup withholding as a result of failure to report all interest or dividends, or (c) the IRS has notified me that I am no longer subject to backup withholding, and
(3) I am a U.S. person (including a U.S. resident alien).

Certification Instructions—You must cross out item (2) above if you have been notified by the IRS that you are currently subject to backup withholding because you have failed to report all interest and dividends on your tax return. However, if after being notified by the IRS that you were subject to backup withholding you received another notification from the IRS that you are no longer subject to backup withholding, do not cross out item (2).

	Signature of U.S. person	Date

NOTE:
FAILURE TO COMPLETE AND RETURN THIS FORM MAY RESULT IN BACKUP WITHHOLDING OF 28% OF ANY PAYMENTS MADE TO YOU PURSUANT TO THE EXCHANGE OFFER. PLEASE REVIEW THE ENCLOSED GUIDELINES FOR CERTIFICATION OF TAXPAYER IDENTIFICATION NUMBER ON SUBSTITUTE FORM W-9 FOR ADDITIONAL INFORMATION.

YOU MUST COMPLETE THE FOLLOWING CERTIFICATION IF YOU WROTE "APPLIED FOR"
IN THE APPROPRIATE LINE IN PART I OF SUBSTITUTE FORM W-9

CERTIFICATE OF AWAITING TAXPAYER IDENTIFICATION NUMBER

            I certify under penalties of perjury that a taxpayer identification number has not been issued to me, and either (a) I have mailed or delivered an application to receive a taxpayer identification number to the appropriate Internal Revenue Service Center or Social Security Administration Office or (b) I intend to mail or deliver an application in the near future. I understand that if I do not provide a taxpayer identification number by the time of payment, 28% of all reportable payments made to me pursuant to the Exchange Offer will be withheld.

Signature	Date

GUIDELINES FOR CERTIFICATION OF TAXPAYER IDENTIFICATION
NUMBER ON SUBSTITUTE FORM W-9

        Guidelines for Determining the Proper Identification Number for the Payee (You) to Give the Payer.—Social security numbers have nine digits separated by two hyphens: i.e., 000-00-0000. Employee identification numbers have nine digits separated by only one hyphen: i.e., 00-0000000. The table below will help determine the number to give the payer. All "Section" references are to the Internal Revenue Code of 1986, as amended. "IRS" is the Internal Revenue Service.

For this type of account:		Give the social security number of—

1.	Individual	The Individual
2.	Two or more individuals (joint account)	The actual owner of the account or, if combined funds, the first individual on the account[1]
3.	Custodian account of a minor (Uniform Gift to Minors Act)	The minor[2]
4.	a. The usual revocable savings trust account (grantor is also trustee)	The grantor trustee[1]
	b. So-called trust account that is not a legal or valid trust under state law	The actual owner[1]
5.	Sole proprietorship	The owner[3]

	For this type of account:	Give the employer identification number of—

6.	Sole proprietorship	The owner[3]
7.	A valid trust, estate, or pension trust	The legal entity[4]
8.	Corporate	The corporation
9.	Association, club, religious, charitable, educational, or other tax-exempt organization	The organization
10.	Partnership	The partnership
11.	A broker or registered nominee	The broker or nominee
12.	Account with the Department of Agriculture in the name of a public entity (such as a state or local government, school district, or prison) that receives agricultural program payments	The public entity

1.	List first and circle the name of the person whose number you furnish. If only one person on a joint account has a social security number, that person's number must be furnished.
2.	Circle the minor's name and furnish the minor's social security number.
3.
You must show your individual name, but you may also enter your business or "doing business as" name. You may use either your social security number or your employer identification number (if you have one).
4.
List first and circle the name of the legal trust, estate, or pension trust. (Do not furnish the taxpayer identification number of the personal representative or trustee unless the legal entity itself is not designated in the account title.)
NOTE: If no name is circled when there is more than one name, the number will be considered to be that of the first name listed.

Obtaining a Number
If you don't have a taxpayer identification number or you don't know your number, obtain Form SS-5, Application for a Social Security Card, at the local Social Security Administration office, or Form SS-4, Application for Employer Identification Number, by calling 1 (800) TAX-FORM, and apply for a number.
Payees Exempt from Backup Withholding
Payees specifically exempted from withholding include:
•	An organization exempt from tax under Section 501(a), an individual retirement account (IRA), or a custodial account under Section 403(b)(7), if the account satisfies the requirements of Section 401(f) (2).
•	The United States or a state thereof, the District of Columbia, a possession of the United States, or a political subdivision or instrumentality of any one or more of the foregoing.
•	An international organization or any agency or instrumentality thereof.
•	A foreign government and any political subdivision, agency or instrumentality thereof.

Payees that may be exempt from backup withholding include:
•	A corporation.
•	A financial institution.
•	A dealer in securities or commodities required to register in the United States, the District of Columbia, or a possession of the United States.
•	A real estate investment trust.
•	A common trust fund operated by a bank under Section 584(a).
•	An entity registered at all times during the tax year under the Investment Company Act of 1940.
•	A middleman known in the investment community as a nominee or custodian.
•	A futures commission merchant registered with the Commodity Futures Trading Commission.
•	A foreign central bank of issue.
•	A trust exempt from tax under Section 664 or described in Section 4947.
Payments of dividends and patronage dividends generally exempt from backup withholding include:
•	Payments to nonresident aliens subject to withholding under Section 1441.
•	Payments to partnerships not engaged in a trade or business in the United States and that have at least one nonresident alien partner.
•	Payments of patronage dividends not paid in money.
•	Payments made by certain foreign organizations.
•	Section 404(k) payments made by an ESOP.
Payments of interest generally exempt from backup withholding include:
•
Payments of interest on obligations issued by individuals. However, if you pay $600 or more of interest in the course of your trade or business to a payee, you must report the payment. Backup withholding applies to the reportable payment if you have not provided your correct taxpayer identification number to the payer.
•	Payments of tax-exempt interest (including exempt-interest dividends under Section 852).
•	Payments described in Section 6049(b)(5) to nonresident aliens.
•	Payments on tax-free covenant bonds under Section 1451.
•	Payments made by certain foreign organizations.
•	Mortgage or student loan interest paid to you.

Certain payments, other than payments of interest, dividends, and patronage dividends, that are exempt from information reporting are also exempt from backup withholding. For details, see the regulations under Sections 6041, 6041A, 6042, 6044, 6045, 6049, 6050A and 6050N.

Exempt payees described above must file Form W-9 or a substitute Form W-9 to avoid possible erroneous backup withholding. FILE THIS FORM WITH THE PAYER, FURNISH YOUR TAXPAYER IDENTIFICATION NUMBER, WRITE "EXEMPT" IN PART II OF THE FORM, SIGN AND DATE THE FORM, AND RETURN IT TO THE PAYER.

Privacy Act Notice—Section 6109 requires you to provide your correct taxpayer identification number to payers, who must report the payments to the IRS. The IRS uses the number for identification purposes and may also provide this information to various government agencies for tax enforcement or litigation purposes. Payers must be given the numbers whether or not recipients are required to file tax returns. Payers must generally withhold 28% of taxable interest, dividends, and certain other payments to a payee who does not furnish a taxpayer identification number to the payer. Certain penalties may also apply.
Penalties

(1) Failure to Furnish Taxpayer Identification Number.—If you fail to furnish your taxpayer identification number to a payer, you are subject to a penalty of $50 for each such failure unless your failure is due to reasonable cause and not to willful neglect.
(2) Civil Penalty for False Information With Respect to Withholding.—If you make a false statement with no reasonable basis that results in no backup withholding, you are subject to a $500 penalty.
(3) Criminal Penalty for Falsifying Information.—Willfully falsifying certifications or affirmations may subject you to criminal penalties including fines and/or imprisonment.
FOR ADDITIONAL INFORMATION CONTACT YOUR TAX CONSULTANT OR THE INTERNAL REVENUE SERVICE

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Form of Letter of Transmittal